Cobalt Inventory - Summary of the Inventory on Hand (Detail) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Disclosure Of Inventories [Line Items]
Total cash and cash equivalents	$ 4,956	$ 10,530
Cobalt [member]
Disclosure Of Inventories [Line Items]
Cost	4,202	0
Net realizable value	753	10,530
Total cash and cash equivalents	$ 4,955	$ 10,530